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                                                                    Exhibit 10.3

                           STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.


         AGREEMENT OF LEASE, made as of this 7th day of October 1996, between SATYANAM INC., 146 West 29th Street, New York, N.Y. 10001, party of the first part, hereinafter referred to as OWNER, and SURGICAL CARE PUBLISHING, INC., party of the second part, hereinafter referred to as TENANT,

         WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner Unit #303 in the building known as 134 West 29th Street, New York, N.Y. 10001 in the Borough of Manhattan, City of New York, for the term of Two (2) Years Eight (8) Months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of November, nineteen hundred and Ninety-Six, and to end on the 30th day of June, Nineteen Hundred And Ninety-Nine and both dates inclusive, at an annual rental rate of As per Article 41 of Rider annexed hereto, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:                      1.       Tenant shall pay the rent as above and as
                                    hereinafter provided.

Occupancy:                 2.       Tenant shall use and occupy demised premises
                                    for General and Executive Offices.

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:               3.       Tenant shall make no changes in or to the
                                    demised premises of any nature without
Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do
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not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Not to be unreasonably withheld. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within One Hundred Twenty (120) days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

                  Owner hereby agrees to cause such repairs, replacements and improvements to be made with reasonable promptness, and to take reasonable steps to minimize any inconvenience to Tenant arising therefrom, provided however that this shall not obligate Owner to incur any additional overtime costs or entitle Tenant to deduct or abate the rent or any other payments.

Repairs:                   4.       Owner shall maintain and repair the exterior
                                    of and the public portions of the building.
Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's
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servants, employees, or licensees, arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give
Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:           5.       Tenant will not clean nor require, permit,
                                    suffer or allow any window in the demised
premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.



Requirements of            6.       Prior to the commencement of the lease term,
Law, Fire Insurance:                if Tenant is then in possession, and at all
                                    times thereafter Tenant shall, at Tenant's
sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations
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unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance. Limitation on load/sq. ft. is 120 lbs. (One Hundred Twenty Pounds).

Subordination:             7.       This lease is subject and subordinate to all
                                    ground or underlying leases and to all
mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.






Tenant's Liability         8.       Owner or its agents shall not be liable for
Insurance Property                  any damage to property of Tenant or of
Loss, Damage,                       others entrusted to employees of the
Indemnity:                          building, nor for loss of or damage to any
                                    property of Tenant by theft or otherwise,
nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any
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windows of the demised premises are temporarily closed, darkened or bricked up
(or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, or licensees. Tenant's liability under this lease extends to the acts and omissions of its sub-tenant, and any agent, contractor, employee, or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon timely written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.



Destruction, Fire          9.       (a) If the demised premises or any part
and Other Casualty:                  thereof shall be damaged by fire or other
                                    casualty, Tenant shall give immediate notice
thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within forty-five (45) days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

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Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:            10.      If the whole or any part of the demised
                                    premises shall be acquired or condemned by
Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.



Assignment,                11.      Tenant, for itself, its heirs, distributees,
Mortgage, Etc.:                     executors, administrators, legal
                                    representatives, successors and assigns,
expressly covenants that it shall not assign, mortgage or encumber this agreement, nor
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underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance--which shall not be unreasonably withheld. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:          12.      Rates and conditions in respect to
                                    submetering or rent inclusion, as the case
may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:        13.      Owner or Owner's agents shall have the right
                                    (but shall not be obligated) to enter the
demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or
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permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.


Vault, Vault Space,        14.      No Vaults, vault space or area, whether or
Area:                               not enclosed or covered, not within the
                                    property line of the building is leased
hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:                 15.      Tenant will not at any time use or occupy
                                    the demised premises in violation of the
certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:                16.      (a) Anything elsewhere in this lease to the
                                    contrary notwithstanding, this lease may be
cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
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                                    (b) It is stipulated and agreed that in the
event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:                  17.      (1) If Tenant defaults in fulfilling any of
                                    the covenants of this lease other than the
covenants for the payment of rent or additional rent; or if the demised premises becomes "or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after Ten (10) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within Fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said Ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said Ten (10) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided. Owner shall use best efforts to relet the premise, and shall be obligated to mitigate the damages to
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the extent of rent collected upon reletting if and when such rent is collected after deducting all actual expenses incurred in such reletting.

                                    (2) If the notice provided for in (1)
hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.





Remedies of Owner          18.      In case of any such default, re-entry,
and Waiver of                       expiration and/or dispossess by summary
Redemption:                         proceedings or other wise, (a) the rent, and
                                    additional rent, shall become due thereupon
and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:         19.      If Tenant shall default in the observance or
                                    performance of any material term or covenant
on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and after ten (10) days notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages. If Tenant obtains judgement against the Owner due to default of the Owner, then Owner shall reimburse the Tenant for reasonable costs incurred by the Tenant in bringing the action.

Building                   20.      Owner shall have the right at any time
Alterations and                     without the same constituting an eviction
Management:                         and without incurring liability to Tenant
                                    therefor to change the arrangement and or
location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations         21.      Neither Owner nor Owner's agents have made
by Owner:                           any representations or promises with respect
                                    to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:               22.      Upon the expiration or other termination of
                                    the term of this lease, Tenant shall quit
and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:           23.      Owner covenants and agrees with Tenant that
                                    upon Tenant paying the rent and additional
rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give            24.      If Owner is unable to give possession of the
Possession:                         demised premises on the date of the
                                    commencement of the term hereof, because of
the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:                 25.      The failure of Owner to seek redress for
                                    violation of, or to insist upon the strict
performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial            26.      It is mutually agreed by and between Owner
by Jury:                            and Tenant that the respective parties
                                    hereto shall and they hereby do waive trial
by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:      27.      This Lease and the obligation of Tenant to
                                    pay rent hereunder and perform all of the
other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:         28.      Except as otherwise in this lease provided,
                                    a bill statement, notice or communication
which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:             29.      If Tenant requires, uses or consumes water
                                    for any purpose in addition to ordinary
lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, ____% ($10/--) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:                30.      Anything elsewhere in this lease to the
                                    contrary notwithstanding, if the New York
Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expenses, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $10/--, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat,           31.      As long as Tenant is not in default under
Cleaning:                           any the covenants of this lease beyond the
                                    applicable grace period provided in this
lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:                  32.      Tenant has deposited with Owner the sum of
                                    $2,200.-- as security for the faithful
performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:                  33.      The Captions are inserted only as a matter
                                    of convenience and for reference and in no
way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:               34.      The term "Owner" as used in this lease means
                                    only the owner of the fee or of the
leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent                   35.      If an excavation shall be made upon land
Excavation-                         adjacent to the demised premises, or shall
Shoring:                            be authorized to be made, Tenant shall
                                    afford to the person causing or authorized
to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and                  36.      Tenant and Tenant's servants, employees,
Regulations:                        agents, visitors, and licensees shall
                                    observe faith fully, and comply strictly
with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:                     37.      Owner shall replace, at the expense of the
                                    Tenant, any and all plate and other glass
damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel                   38.      Tenant, at any time, and from time to time,
Certificate:                        upon at least 10 days' prior notice by
                                    Owner, shall execute, acknowledge and
deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board            39.      If, at the request of and as accommodation
Listing:                            to Tenant, Owner shall place upon the
                                    directory board in the lobby of the
building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and             40.      The covenants, conditions and agreements
Assigns:                            contained in this lease shall bind and inure
                                    to the benefit of Owner and Tenant and their
respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

Para 32 continued - Such Security Deposit shall not bear any Interest.

                  IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                   SATYANAM, INC                      CORP.
                                     -----------------------------------SEAL



                                     /s/  Nari Pohani                   [L.S.]
------------------------------       -----------------------------------


Witness for Tenant                   SURGICAL CARE PUBLISHING, INC.     CORP.
                                     ---------------------------------- SEAL



                                     /s/ Faustino Galan                 [L.S.]
                                     -----------------------------------

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On this __ day of ______________, 19__, before me personally came _______________________________ to me known, who being by me duly sworn, did depose and say that he resides in ___________________________________ that he is the _____________________ of _______________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it as so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                   ___________________________



INDIVIDUAL TENANT
STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On this __ day of ______________, 19__, before me personally came ___________________________________ to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ___________ he executed the same.



                                                   ___________________________

                             IMPORTANT - PLEASE READ

                  RULES AND REGULATIONS ATTACHED TO AND MADE A
                PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

         2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any or the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any

Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

         8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

         9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

         10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

         11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

         12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address

Premises


========================================================



                           TO



========================================================



                                STANDARD FORM OF
                                   LOFT LEASE

                     The Real Estate Board of New York, Inc.
                    (C) Copyright 1994. All rights Reserved.
                  Reproduction in whole or in part prohibited.


========================================================


Dated  ____________________________, 19__

Rent Per Year



Rent Per Month



Term
From
To

Drawn by_____________________________________________
Checked by___________________________________________
Entered by___________________________________________
Approved by__________________________________________

                     Rider Agreement Dated October 7, 1996,
                        Between SATYANAM, INC. As Owner,
                  and SURGICAL CARE PUBLISHING, INC., as Tenant

                  41. BASE RENT

                  A. Tenant shall pay to the Owner base rent for the demised premises in accordance with the provisions of the printed form of this Lease at an annual rate of:

                           $12,672.-- for the period Nov 1st, 1996 to June 30th,
1997, payable in equal monthly installments of $1,056.00

                           $13,176.--for the period July 1st, 1997 to June 30th,
1998, payable in equal monthly installments of $1,098.00

                           $13,704.-- for the period July 1st, 1998 to June
30th, 1999, payable in equal monthly installments of $1,142.00

                  42. OPTION TO RENEW:

                  A. Provided Tenant is not in default in any of the material terms, covenants or condition of this Lease, including but not limited to the obligation to pay rent or additional rent, and provided further that Owner has not during the initial term of the Lease commenced any summary proceeding for possession or rent that has resulted in a judgement in favor of Owner, whether by stipulation or after trial, Tenant shall have the right to renew this Lease for an additional Five (5) year term commencing July 1st, 1999 and expiring June 30th, 2004.

                           The base rental for the renewal term shall be as
follows:

                           $14,244.-- for the period July 1st, 1999 to June
30th, 2000, payable in equal monthly installments of $1,187.00

                           $14,820.-- for the period July 1st, 2000 to June
30th, 2001, payable in equal monthly installments of $1,235.00

                           $15,420.-- for the period July 1st, 2001 to June
30th, 2002, payable in equal monthly installments of $1,285.00

                           $16,032.-- for the period July 1st, 2002 to June
30th, 2003, payable in equal monthly installments of $1,336.00

                           $16,680.-- for the period July 1st, 2003 to June
30th, 2004, payable in equal monthly installments of $1,390.00

                  B. If the Tenant exercises the option to renew the lease; tenant shall notify Landlord in writing on or before December 31, 1998 that it intends to renew the Lease. The failure by Tenant to notify Landlord timely of its intention to renew shall constitute an affirmative election by Tenant not to renew the lease upon which Landlord may reasonably rely, if it so desires to rerent the demised premises to a third party.

                  43. SUBLEASE

                           Owner represents and Tenant understands and agrees
that Owner is the proprietary lessee of the demised premises pursuant to a Proprietary Lease between Owner, as lessee and 134 West 29th Street Owners Corp, as lessor ("Owners Corporation"). All rights of Tenant are subject to the Proprietary Lease. Tenant shall observe each and every covenant of the Proprietary Lease on the part to be performed by Owner as lessee under the Proprietary Lease. Observance of the terms, covenants and conditions of the Proprietary Lease by the Tenant except the financial obligation shall be deemed a substantial obligation of this tenancy. This lease is conditioned upon Owner's obtaining the written consent from the Owner Corporation to this lease by 6/30/94.

                  44. PAYMENT OF RENT AND ADDITIONAL RENT

                           A. The payment of all rent and additional rent under
this lease shall constitute a substantial obligation of this tenancy entitling the Owner to exercise all its rights and remedies under Article 17 of this lease.

                           B. It shall not constitute a bar, preclusion or
election of remedies against the enforcement of a landlord's rights and remedies under Article 17 of this lease for nonpayment of rent or additional rent if the Owner has already commenced a proceeding or action to recover the rent or additional rent.

                           C. Tenant covenants and agrees that the monthly
installments of annual rental shall be paid by Tenant to Owner on or before the first day of each month without notice or demand by Owner. In the event that such installments of annual rental shall not be paid by the Fifth (5) day of the month or any item of additional rent shall not be paid within the applicable time period following written demand therefor, the Owner shall give a written notice to the Tenant. If the Tenant does not pay the amount due within three (3) days of receipt of such written notice then the Tenant shall pay to the Owner as additional rent, a late charge equal to two (2%) percent of such monthly installment or item of additional rent.

                           D. If Owner receives from Tenant any payment less
than the sum of the annual rent, additional rent and other amount due under this Lease, ("Partial Payment"), or Tenant is in arrears in payment of any amount due under this Lease, in its sole discretion, may allocate such Partial Payment or payment in whole or in part to any other charges or to any combination thereof.

                           E. If the Tenant's checks are returned by his bank
for any reason whatsoever three times during the term of the lease, then, the Owner, at Owner's option, shall have the right, to demand payment of future installments of rent or additional rent by certified, bank or teller's check or by postal money order.

                  45. CONDITION OF PREMISES

                           Tenant acknowledges that it has inspected demised
premises and is familiar with the physical condition of same and Tenant agrees to accept the demised premises in their "AS IS" physical condition,

                           Owner represents that substantially all the friable
Asbestos Containing Material has been either removed or contained throughout the building and in the demised premises.

                           Owner will defend, indemnify and hold harmless
Tenant, its affiliates, its employees, agents and insurers, from and against all losses, claims, damages, fines and expenses (including without limitation reasonable legal fees) resulting from any environmental remediation required by applicable laws, regulations or directives of properly constituted governmental authorities as a result of the release of any toxic or hazardous substance or waste on or about the Demised Premises by anyone other than Tenant, its affiliates, its employees, agents or contractors.

                  46. USE

                           A. Tenant shall use and occupy the demised premises
solely for the use specified in Article 2 of the printed form of this lease and for no other purposes. Tenant specifically covenants and agrees that Tenant shall not use the demised premises or any part thereof, nor permit the demised premises or any part thereof to be used for sleeping or residential purposes or for overnight accommodations. Tenant shall continuously and uninterruptedly during the term of this lease conduct its customary business activities as permitted by Article 2 above.

                           B. In addition, Tenant shall not suffer nor permit
the demised premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way (i) violate any of the provisions of any grant, lease or mortgage or requirements of public authorities (ii) make void or voidable any fire or liability insurance policy then in force with respect to the building, (iii) make unattainable or more difficult to obtain from reputable insurance companies authorized to do business in New York State fire insurance with extended coverage, or liability, elevator, boiler or any other insurance maintained by Landlord, (iv) cause physical damage to the building or any part thereof, (v) constitute a public or private nuisance, (vi) impair, the appearance, character or reputation of the building, (vii) impair or interfere with any of the building services or the proper and heating, cleaning, or other servicing of the building or the demised premises or impair or interfere with or tend to impair or interfere with the use of the other areas of the building by, or occasion discomfort, annoyance or inconvenience to, Owner or any of the other tenants or occupants of the building, (viii) violate any of the terms, covenants or conditions contained in this Lease, or (ix) be illegal, unlawful, or result in the creation of a public or private nuisance.

                           C. Owner makes no representations, guarantees, or
acknowledgements that the use designated in the Lease by the Tenant is permitted under any statute, ordinance, rule, regulation, or other present or future law promulgated by any state, federal, municipal, or local government or agency or authority thereof. In the event that said use is illegal or determined by any notice of violation or order issued by the aforesaid appropriate governmental authority, then upon six (6) days prior written notice given in accordance with this Lease, this Lease and the term thereof shall expire on the last day of said notice as if said day were the last day of the term of this Lease.

                           D. If any governmental licence or permit shall be
required for the proper and lawful conduct of Tenant's business, Tenant, at Tenant's sole cost and expense, shall duly procure and thereafter maintain such licence or permit and submit the same to inspection by Owner Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of each such licence or permit.

                  47. BROKERAGE

                           The parties warrant and represent to each other that
they had no dealings with any broker or agent in connection with this Lease. The Tenant shall have no obligation with respect to any commission payable to said broker. The parties covenant and agree to hold each other harmless and indemnify each other from and against any and all costs, expenses or liability for any compensation, commissions, fees and charges claimed by any broker with respect to this Lease or the negotiation thereof. The obligation of Tenant contained in the Article shall survive the expiration or earlier termination of this Lease.

                  48. RUBBISH REMOVAL AND CLEANING

                           A. Tenant covenants and agrees to maintain the
demised premises and adjacent public and/or common areas in a condition of proper cleanliness, orderliness and state of attractive appearance at all times. Tenant shall also be responsible and shall contract for the removal of all rubbish from the demised premises at its sole cost and expense, in accordance with any and all applicable municipal codes and regulations. If Tenant fails or refuses to remove any rubbish from, in or around the demised premises, the Owner may contract to have same removed and the Tenant shall pay for actual costs of said removal as additional rent.

                  49. INSURANCE

                           A. Tenant shall obtain or procure its own fire,
rental, liability, or other casualty insurance as may be required under the terms of this Lease. Supplementary Article 9 of this Lease, each party shall look first to any insurance in its favor before making any claim against the other party for recovery of loss or damage resulting from fire or any other casualty.

                           B. (1) Tenant shall, at its sole cost and expense,
procure and maintain throughout the term of this Lease a comprehensive general liability policy of insurance insuring Tenant, Owner and Owners Corporation against any and all risks and/or liability for property damage and bodily injury to or death of a person or persons in, on or about the demised premises, occasioned by or arising out of or in connection with the use or occupancy of the demised premises, and a fire insurance policy (including extended coverage, vandalism and malicious mischief) covering the demised premises and Tenant's property. Such policies must be obtained from an insurance company rated "A" or better by A.M. Best Company, Inc. in an amount not less than $1,000,000.00 with respect to the bodily injuries or to death of any one person, in an amount not less than $1,000,000.00 per occurrence, and in an amount of not less than $250,000.00 for property damage, and shall name Owner and Owners Corporation as an additional insureds. Tenant will deliver the original policy and all original renewals of said policy to Owner on demand.

                           (2) Tenant shall at all times during this Lease is in
effect maintain for its own benefit, fire and casualty insurance for all the contents, fixtures, personal, property, inventory and other moveable or nonmoveable property of Tenant.

                           C. Tenant agrees to pay all premiums and charges for
the insurance required to be maintained by Tenant pursuant to the terms of this Lease. If Tenant fails to make any such payments when due, or in the event of its failure to deliver and/or pay the premium thereon, then Owner after giving 10 days written notice to the Tenant and opportunity to cure, may pay said premium or charge (but in no event shall be obligated to do so), and upon written demand to Tenant, Owner may collect said payment as additional rent, or deem Tenant to be in default of substantial obligation of its tenancy. The failure to maintain and/or renew the above policies of insurance shall constitute a breach of a substantial obligation of this tenancy.

                  50. ADDITIONAL RENT

                           A. All payments, other than the base rental as
adjusted from time to time, to be made by Tenant pursuant to this Lease shall be deemed additional rent, whether or not specifically so called, and, in the event of any non-payment thereof, Owner shall have all rights and remedies provided for herein or by law for non-payment of rent.

                           B. Should Tenant default in the timely performance of
any covenant, term or condition herein contained on Tenant's part to be performed, Owner, at its option and without thereby waiving such a default, may perform or cause the Managing Agent of the Building to perform the same for and on account of, and at the expense of the Tenant after five (5) days written notice (except in the event of an emergency, i.e., threat of personal injury and/or damage or destruction of property, when no notice shall be required. Tenant shall pay as an item of additional rent all costs and expenses which Owner may incur any of Tenant's defaults within five (5) days following delivery of a written demand therefor which costs and expenses shall include, but not be limited to, materials, fees paid to architects, engineers, attorneys, contractors, subcontractors, fines and penalties.

                           C. Owner's failure during the term of this Lease to
prepare and deliver any statements of bills required to be delivered to Tenant pursuant to the provisions of this lease, or Owner's failure to make a demand for the payment of any item of additional rent, shall not in any way be deemed to be a waiver of, or cause Owner to forfeit or surrender its rights to collect such additional rent during the terms of this lease. Tenant's liability for the payment of any item of additional rent shall survive the expiration or sooner termination of this Lease.

                  51. NO WAIVER BY OWNER

                           A. The receipt of any rent, or any portion thereof,
whether specifically reserved or payable under any of the covenants herein contained, after a default on the part of the Tenant (whether such rent is due before or after such default) shall not be deemed to operate as a waiver of any default or of any current default or of the right of Owner to enforce the payment of any rent herein reserved or to declare a forfeiture to this Lease and to recover the possession of the demised premises provided in this Lease. Nor shall

                           B. Owner's acceptance of rent during any time in
which Tenant is in default of any provision hereunder shall not constitute a waiver of such default, and Tenant specifically agrees and consents that rent must be paid by Tenant during any default and Tenant specifically agrees that such acceptance shall be made without prejudice to Owner's right to terminate this Lease and shall not be deemed a consent to any default of the Lease.

                  52. BILLS AND NOTICES

                           Supplementing Article 28 of this lease, any notice,
bill, statement, or communication required to be given under the terms of this Lease by the Owner shall be sufficiently given by the Owner's agent or attorney-at-law or in-fact, whether or not any authorization is annexed. Any notice, bill, statement, or communication required to be given shall be sufficiently given when mailed.

                  53. ELECTRICITY SERVICE

                           A. (1) Landlord shall redistribute or furnish
electrical energy to or for the use of Tenant in the Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Premises. Tenant's electrical consumption shall be measured by the meter currently installed in the Premises. The cost of electricity utilized by Tenant shall be paid for by Tenant to Landlord as additional rent and shall be calculated at the then applicable rate prescribed by the public utility company serving the Premises for submetered electrical energy, plus (i) Landlord's charge for overhead and supervision in the amount of ten percent (10%) of the total electric bill and (ii) any taxes or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the prorata share applicable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent permitted by law. Landlord shall bill Tenant, monthly, for the cost of its consumption of electricity in the Premises and Tenant shall pay the amount thereof at the time of payment of each installment of Rent. If either the quantity or character of electrical services is changed by the public utility or other company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                           (2) Any additional feeders or risers which are
required to supply any additional electrical requirements which Tenant may have, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's reasonable judgment, such additional feeders or riders are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interface with or disturb other tenants or occupants of the Building. At no time shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform, or permit the making or performance of, any alterations to wiring installations or other electrical facilities in or serving the Premises without the prior consent of Landlord in each instance. Any such Alterations, additions or consent by Landlord shall be subject to the provisions of this Lease including, but not limited to, the provisions of Article 3 hereof.

                           (3) Landlord reserves the right to discontinue
furnishing electricity to Tenant in the Premises on not less than sixty (60) days written notice to Tenant. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force, and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obliged to furnish electricity to Tenant. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the public utility or other company servicing the Building. Such electricity may be furnished to Tenant by means of the then existing electrical. facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character, shall be installed by Landlord at Tenant's sole cost and expense. Landlord shall not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the public utility or other company servicing the Building.

                           (4) Landlord shall not be liable to tenant in any way
for any interruption, curtailment or failure or defect in the supply or character of electricity furnished to the premises by reason of any requirement, act or omission or Landlord or of any public utility or other company servicing the Building with electricity or for any other reason except Landlord's negligence or willful conduct.

                           B. Tenant shall not be released or excused from the
performance of any of its obligations under this Lease for any change in the quantity or quality of service, failure or interruption or curtailment or cessation of Utilities service for any reason whatsoever, and no such change, failure, interruption or curtailment or cessation shall constitute a constructive or partial eviction or entitle Tenant to an abatement of, offset against, or deduction from rent or additional rent or impose any liability upon Owner.

                           C. Owner shall not be obligated to provide hot water,
air conditioning, and ventilation service to the demised premises.

                  54. ESTOPPEL CERTIFICATE

                           A. Upon Owner's written request, Tenant shall confirm
the existence of this Lease and any modifications hereto as evidenced by a written agreement, and/or specific terms hereof (said form shall hereinafter be referred to as an "Estoppel Certificate"). Tenant shall within five (5) days from receipt of an Estoppel Certificate, execute the same in the presence of a notary public who shall thereafter complete the acknowledgement and Tenant shall return said Estoppel Certificate to Owner and/or Owner's designee by the means specified. All parties to whom said Estoppel Certificate is addressed shall be absolutely entitled to rely upon the reservations of Tenant therein contained and Tenant shall be forever barred from refuting any statements therein set forth as of the date to which said Estoppel Certificate speaks.

                           B. If, in connection with obtaining financing, a
bank, insurance company, or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

                  55. NO LIABILITY ON LANDLORD

                           A. Tenant shall indemnify and save Owner harmless
against (i) any and all claims against Owner of whatever nature arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees and/or visitors. (ii) any and all claims against the Owner arising from any accident, injury or damage occurring outside of the demised premises but within or about the land and building where accident, injury or damage result or is claimed to have resulted from any act, omissions or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees and/or visitors. (iii) any breach, violation or nonperformance of any of the terms, covenants, and conditions contained in this lease on the part of the Tenant to be fulfilled, kept, observed and performed.

                                    This indemnity and hold harmless covenant
shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses (including attorneys' fees and disbursements) of any kind or nature incurred in connection with any such claim or proceeding brought thereon, and the defense thereof by the Owner. The indemnity and hold harmless covenant shall survive the expiration or the earlier termination of the term of this Lease and for any period of time prior to the commencement of the term of this Lease during which Tenant was given access to the demised premises.

                           B. Tenant shall reimburse Owner as an item of
additional rent within ten (10) days following written demand therefor, for all expenditures incurred by or damages or fines sustained or incurred by Owner due to Tenant's default of the provisions of this Article.

                           C. Notwithstanding anything provided in this Lease or
provided at law or in equity to the contrary, in the event that Tenant shall obtain a monetary judgement against Owner in any action or proceeding, Tenant shall seek satisfaction of such a judgement only from Owner's estate and interest in the demised premises comprising of Cooperative Unit # 306, 307, 308, 309/310 in 134 West 29th Street Owners Corporation, and not other property or other assets belonging to Owner or its directors, officers, partners, principals (disclosed or undisclosed) or employees shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of any such judgement arising from the relationship of landlord and tenant hereunder, Tenant's use and occupancy of the demised premises or this Lease. If Tenant shall acquire a lien on such other property or assets by judgement or otherwise, Tenant shall promptly release such lien by executing and delivering to Owner an instrument to the effect prepared by Owner, Tenant's covenants as contained in the Article shall survive the expiration or the earlier termination of the term of this Lease.

                  56. MECHANICS' LIEN

                           In no event shall any material or equipment be
incorporated into the demised premises in connection with any alterations, installations, additions, improvements, repairs or replacements made by Tenant including, but not limited to, Tenant's changes, which is subject to any lien, encumbrance, chattel mortgage, security interest or charge of any kind whatsoever, or is subject to any conditional sale or other similar or dissimilar title retention agreement with this express written consent of Owner. Tenant specifically covenants that any personal property which Tenant shall bring to or install in the demised premises which requires special handling shall not be subject to any security interest held by a third party. Any mechanic's or materialman's lien filed against the lands and/or the building or Owner's interest therein, for work claimed to have been done, or for materials claimed to have been furnished to Tenant, shall be discharged by Tenant within one hundred twenty (120) days thereafter, at Tenant's sole cost and expense, by filing a bond as provided by law or otherwise. If Tenant shall fail to have discharged any lien or encumbrance described in this Article, Owner, shall have the right but not the obligation, to cause such lien or encumbrance to be discharged by bonding or otherwise, and Tenant shall reimburse Owner as an item of additional rent, for all actual costs and expenses which Owner incurs, including reasonable attorneys' fees and disbursements, within ten (10) days following written demand.

                  57. GOVERNMENTAL REGULATIONS

                           A. In the event the Tenant makes any alterations,
decorations, installations, etc., including but not limited to, Tenant's changes, if any, that do not comply with applicable building regulations, administrative agency, governmental or quasi-governmental agency regulations, or that may result in the imposition of any fines, penalties (civil or criminal) or any monetary awards, costs or fees against Landlord, Tenant shall be liable for any and all costs associated therewith including, but not limited to, attorney's fees, architects' fees, engineering fees, penalties, fines, renovation costs, construction costs, consultation and any and all other costs, which shall be deemed additional rent and due upon receipt of Owner's statement therefor.

                           B. Supplementing the provisions of Article 6 hereof,
Tenant shall promptly comply with and give prompt notice to Owner of any notice it receives of the violation of any present or future law, order, ordinance, or regulation of any governmental entity, department, commission, or any direction of any public officer pursuant to law or of the New York Board of Fire Underwriters or the use or occupation thereof, and Tenant shall effect such compliance at its sole cost and expense.

                  58. LIMITATION ON RENT

                           A. If, at the commencement of, or at any time during
the term of this lease, the rent reserved in this Lease is not fully collectible by reason of any federal, state, county or city law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Owner may request to permit Owner to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Owner to the extent permitted by law, an amount equal to (a) the rents which would have been paid pursuant to this lease to such legal rent restriction less (b) the rents paid by Tenant to Owner during the period such legal rent restriction was in effect.

                           B. To the maximum extent permitted by law, Tenant
hereby waives any right to continued occupancy of the demised premises after the expiration of the Lease imposed by any statute, rule or ordinance. If Tenant by regulatory statute, rule or ordinance is entitled to continued occupancy, and so long as such statute is in effect or applies to Tenant, then Tenant shall be obligated to pay rent on a month-to-month basis at a new base rent equal to 125% of the highest monthly rent set forth in this Lease plus any and all additional rents denominated herein, and the terms herein shall apply to such statutory tenancy to the extent they do not conflict with statute, rule or ordinance.

                  59. ENTIRE AGREEMENT

                           This Lease contains the entire understanding arrived
at between the parties and all prior discussions and negotiations are merged herein and may not be extended, renewed, terminated, or otherwise modified except by an instrument in writing signed by the party against whom enforcement of any such modification is sought.

                  60. LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED

                           It is specifically understood and agreed that this
Lease is offered to Tenant for signature subject to Owner's acceptance and approval and that Tenant has hereunto affixed its signature with the understanding that this Lease shall not in any way bind owner until such time as the same has been approved and executed by Landlord and delivered to Tenant.

                  61. SEVERABILITY

                           This lease shall be construed without regard to any
presumption or other rule requiring construction against the party causing this Lease or any part thereof to be drafted. If any provision of this Lease shall be determined to be void or unenforceable by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one which would render the provision valid, then the provision shall have the meaning which renders it valid.

                  62.  NO COUNTERCLAIMS

                           Tenant shall and hereby does waive its right and
agrees not to interpose any counterclaim or set off, of whatever nature or description, in any proceeding or action that may be instituted by Owner against Tenant to recover rent, additional rent, other charges, possession, or for damages, or in connection with any matters or claims whatsoever arising out of or in any way connected with this lease, or any renewal, extension, holdover, or modification thereof, or the relationship of Owner and Tenant, or Tenant's use or occupancy of said premises. This clause, as well as the "waiver of jury trial" provision of this lease, shall survive the expiration, early termination, or cancellation of this lease or the term thereof. Nothing herein contained, however, shall be construed as a waiver of Tenant's right to commence a separate action on a bona fide claim against Owner.

                  63.  OWNER'S CONSENT

                           If Tenant shall request Owner's approval or consent
and Owner shall fail or refuse to give such approval or consent, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Owner it being intended that Tenant's sole remedy shall be an action for injunction or specific performance (the rights to money damages or other remedies being hereby specifically waived), and that such remedy shall be available only in those cases where Owner shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where, as a matter of law, Owner may not unreasonably withhold its consent or approval.

                  64.  SUBORDINATION AND ATTORNMENT

                           A. This Lease and all rights of Tenant hereunder are
and shall be subject and subordinate in all respects to all underlying leases and to all mortgages and building loan agreements, including without limitation leasehold mortgages, which may now or hereafter affect the land and/or the building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages and/or building loan agreements, and to all renewals, modifications, replacements, assignments, and extensions of such leases, building loan agreements, mortgages and spreaders and consolidations of such mortgages.

                           This Article shall be self-operative and no further
instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly, at its sole cost and expense, execute and deliver any instrument in recordable form that Owner, the lessor of any such lease of the holder of any such mortgage or any of their respective assigns or successors-in-interest may reasonably request to evidence such subordination. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes called "superior leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes called "superior mortgages" and the lessor of a superior lease or its successor-in-interest, at the time referred to, is sometimes hereinafter called a "lessor" and the holder of a superior mortgage or its successor-in-interest at the time referred to is sometimes hereinafter called a "holder".

                           B. In the event of any act or omission of Owner which
would give tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the lease, and (ii) unless such act or omission shall be one which is not capable of being remedied by Owner or such holder or lessor within a reasonable period of time, until a reasonable period of time, for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (to which reasonable period shall in no event be less that the period to which Owner would be entitled under this Lease otherwise, after similar notice, to effect such remedy,) provided such holder or lessor shall with due diligence give Tenant written notice of its intention to and commence and continue to, remedy such act or omission.

                           C. If the fee owner of the lands and/or building of
which the demised premises form a part, the lessor of a superior lease of the holder of a superior mortgage shall succeed to the rights of Owner under this lease, whether through possession or foreclosure action or through termination for any reason of the leasehold estate covering the lands and/or building or by delivery succeeding to Owner's rights (herein sometimes called "successor Landlord") and upon such successor Owner's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this Lease. The foregoing provisions shall inure to the benefit of any such successor landlord, and shall be self-operative upon any demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such successor landlord, agrees to execute, from time to time, an instrument in confirmation of such attornment which is satisfactory to such successor landlord. Upon such attornment this lease shall continue in full force and effect for the remainder of the term originally demised under this lease as, or as if it were, a direct lease between successor landlord and Tenant upon all of the terms, covenants, conditions, agreements and provisions as are set forth in this lease except that the successor landlord shall not:

                                    (i)      be liable for any previous act or
omission of Owner under this Lease;

                                    (ii)     be subject to any offset, not
expressly provided for in this lease, which shall have theretofore accrued to Tenant against Owner or

                                    (iii)    be bound by any previous
modification of this lease, not expressly provided for in this lease, or by any previous prepayment of more than one month's installments of fixed annual rent, unless such modification or prepayment shall have been expressly approved in writing by the successor landlord through or by reason of which the successor landlord shall have succeeded to the rights of Owner under this lease.

                           D. Landlord hereby agrees to request from any lessor
under a Superior Lease, or trustee or mortgagee of a Mortgage superior to the interest of Tenant hereunder, an agreement in the standard form customarily employed by such lessor, trustee or mortgagee pursuant to which such lessor, trustee, or mortgagee shall agree that the leasehold estate granted to Tenant and the rights of Tenant pursuant to this Lease to quiet and peaceful possession under this Lease shall not be terminated, modified, affected or disturbed by an action which any such trustee or mortgagee may take to foreclose any such mortgage, or which any such lessor may take to terminate such Superior Lease. Such agreement shall remain in effect so long as Tenant shall pay the Rent, escalations, additional rents, and other amounts to be paid by Tenant under the Lease, within any applicable grace periods provided for hereunder, without offsets or defenses thereto, and as long as Tenant shall fully perform and comply with all the other terms, covenants, conditions and provisions of this Lease on the part of the Tenant to be performed or complied with.

                  65.  OCCUPANCY TAX

                           Tenant shall pay any occupancy tax or rent tax now in
effect or hereafter enacted directly to the taxing authority responsible for the collection of the same. In the event such occupancy tax or rent tax is payable by Owner in the first instance or hereafter required to be paid by Owner, such tax shall be paid to Owner additional rent within ten (10) days following Owner's written demand therefor. Nothing contained herein shall be deemed to require Tenant to pay municipal, state, federal income, inheritance, estate, succession, transferor gift or any corporate franchise tax imposed upon Owner.

                  66.  REPAIRS AND MAINTENANCE

                           A. Tenant shall, at its sole cost and expense, take
good care of and make all interior repairs and replacements to the demised premises and the fixtures and appurtenances therein, nonstructural, foreseen and/or unforeseen, and ordinary and/or extraordinary during the Term of this lease, which shall include, without limitation, all repairs and replacements of the demised premises, electrical, ventilating systems, floors, walls, ceiling, doors, pipes, conduits appurtenant to the demised premises as and when needed so as to preserve, maintain and/or keep the demised premises in good working order, conditions and/or repair and in tenantable condition, reasonable wear and tear, obsolescence and damage from the elements, fire and other casualty.

                           B. The quality of workmanship and materials used with
respect to the repairs, replacements, maintenance and other work required to be done under the Article and/or

Article 4 hereof shall be at least equal in quality and class to the original materials and workmanship.

                  67.  CONFLICTS

                           If there is any conflict between the terms contained
in the printed form lease and the terms contained in this Rider, the provisions of this Rider shall govern.

                  68.  HOLDING OVER

                           Should Tenant hold over in possession after the
expiration or sooner termination of the term of the Lease, such holding-over shall not be deemed to extend or renew this Lease, but such holding-over shall be on the terms and conditions of this Lease except that the charge for use and occupancy for each calender month shall be 125% of the highest monthly rent set forth in this Lease plus of all items of additional rent set forth herein.

                  69.  ASSIGNMENT AND SUBLETTING

                           Tenant, for itself, its heirs, distributees,
executors, administrators, legal representatives, successors and assignees, expressly covenants that it shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, nor underlet, nor suffer, nor permit the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without the prior written consent of Landlord in each instance which shall not be unreasonably withheld or delayed. If this Lease be assigned, or if the Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the Rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article shall be void.

                           Owner hereby agrees that Tenant may allow part of the
premises to be occupied by its affiliates or sublet part of the premises to its affiliates provided, that such occupancy or sublettings are subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Owner shall cause to list Tenant and its affiliates to be posted on the building directory in the lobby.

                  70. Notwithstanding anything to the contrary contained herein, Owner shall remain responsible for maintaining and repairing the heating & plumbing systems (except Air-conditioning) provided such repair results from problems not caused by Tenant, its affiliates, its agents, its employees or its contractors.

                  71. Tenant has requested and Owner has agreed to allow non-powered bicycles to be brought in the Demised Premises, provided however that, the freight elevators which are open on weekdays (Monday through Friday between 10:00 am to 6:00 pm) are used only to transport them from street level floor to the 3rd and 4th floor).

                      Tenant shall assume all liability including but not limited to theft, damage to property and any third party claim, with respect to the bicycles being brought into the building.

                  72. Notwithstanding anything to the contrary contained herein, Tenant shall have access to building 24 hours a day, 7 days a week by private key. However, Owner shall not provide heat and freight elevator services on holidays and after office hours.

                  73. Tenant is aware that currently the premises are occupied. Owner shall try to deliver vacant premises by October 31st, 1996. In the event of delay in getting premises vacant, rent shall start from the day, premises are delivered.]


                                   SATYANAM, INC.
                                   -------------------------------------------
                                                                         OWNER




                                   BY: /s/ Nari Pohani
                                       ---------------------------------------


                                   SURGICAL CARE PUBLISHING, INC.
                                   -------------------------------------------
                                                                        TENANT




                                   BY: /s/ Faustino Galan
                                       ----------------------------------------